UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

EPAM Systems, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Important Notice Regarding EPAM the Availability Systems, of Proxy Materials Inc. for the Stockholder Meeting of To Be Held On: June 9, 2020 at 10:00 a.m. EDT at corporate offices located at
41 University Drive, Newtown, Pennsylvania, 18940
COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER
This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before May 29, 2020.
Please visit http://www.astproxyportal.com/ast/17464/, where the following proxy materials are available for view:
• Proxy Statement
• Form of Electronic Proxy Card
• Annual Report on Form 10-K
TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@astfinancial.com
WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials
instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM EDT the day before the meeting date.
IN PERSON: You may vote your shares in person by attending the Annual Meeting. Please review the proxy statement for directions to be able to attend the Annual Meeting and vote in person.
MAIL: You may request a card by following the instructions above.
TO VOTE:
nominees listed in item 1:
NOMINEES:
Eugene Roman
Jill Smart
Ronald Vargo Please note that you cannot use this notice to vote by mail.
2. To ratify the appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2020.
3. To approve, on an advisory and non-binding basis, the compensation for our named executive officers as disclosed in this Proxy Statement.

ANNUAL MEETING OF STOCKHOLDERS OF
EPAM Systems, Inc.
June 9, 2020
PROXY VOTING INSTRUCTIONS
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.
Vote online until 11:59 PM EDT the day before the meeting.
MAIL - Sign, date and mail your proxy card in the envelope
provided as soon as possible.
IN PERSON - You may vote your shares in person by attending
the Annual Meeting.
GO GREEN - e-Consent makes it easy to go paperless. With
e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.
COMPANY NUMBER
ACCOUNT NUMBER
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement, proxy card and Annual Report on Form 10-K are available at http://www.astproxyportal.com/ast/17464/
Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.
00000333303000000000 9 060920
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN THE ELECTION OF DIRECTORS,
“FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE
DIRECTIONS OF THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS
PROXY WILL BE VOTED:
• “FOR ALL NOMINEES” FOR DIRECTOR DESCRIBED IN PROPOSAL 1
• “FOR” PROPOSAL 2
• “FOR” PROPOSAL 3
IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING,
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST
JUDGMENT OF THE NAMED ATTORNEYS-IN-FACT.
1. To elect three (3) Class II directors listed in the accompanying proxy statement to hold office for a three year term or until their successors are elected and qualified.
NOMINEES:
Eugene Roman
Jill Smart
Ronald Vargo
2. To ratify the appointment of Deloitte & Touche LLP as the
Company’s Independent Registered Public Accounting Firm for
the fiscal year ending December 31, 2020.
3. To approve, on an advisory and non-binding basis, the
compensation for our named executive officers as disclosed in this Proxy Statement.
In their discretion the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
FOR AGAINST ABSTAIN
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
Signature of Stockholder Date: Signature of Stockholder Date:
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.